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                                  EXHIBIT 32.2

                       CERTIFICATION BY TIMOTHY S. O'TOOLE
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    In connection with the Annual Report of Roto-Rooter, Inc (the "Company") on Form 10-K/A for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the Report) and pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Executive Vice President and Treasurer of the Company does hereby certify that:

1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 17, 2003            By: /s/ Timothy S. O'Toole
                                        ----------------------------
                                        Timothy S. O'Toole
                                        (Executive Vice President and Treasurer)

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